UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 22, 2025

Date of Report (Date of earliest event reported)

PENNS WOODS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-17077	23-2226454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

300 Market Street, P.O. Box 967, Williamsport, Pennsylvania		17703-0967
(Address of principal executive offices)		(Zip Code)

(570) 322-1111 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5.55 par value	PWOD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 22, 2025, the Company convened a Special Meeting of Shareholders (the “Special Meeting”) for which the Board of Directors solicited proxies to consider and vote upon the proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 24, 2025 (the “Proxy Statement”) relating to the Agreement and Plan of Merger, dated as of December 16, 2024 (the “Merger Agreement”), between the Company and Northwest Bancshares, Inc. (“Northwest”), pursuant to which the Company will be merged with and into Northwest, with Northwest being the surviving entity (the “Merger”). As of the record date for the Special Meeting, a total of 7,612,878 shares of the Company’s common stock were entitled to vote at the Special Meeting and, of such total outstanding shares, 5,099,406 shares, or 66.98% of total outstanding shares, were represented in person or by proxy at the Special Meeting, which constituted a quorum. At the Special Meeting, the Company’s shareholders approved each of Proposal No. 1 and Proposal No. 2 as set forth below.

Proposal No. 1: Proposal to Approve the Agreement and Plan of Merger dated as of December 16, 2024, between Northwest and the Company

Votes For	Votes Against	Abstentions	Broker Nonvotes
4,736,221	334,229	28,955	0

Proposal No. 2: Proposal to approve, on an advisory basis, specified compensation payable to the named executive officers of the Company in connection with the Merger

Votes For	Votes Against	Abstentions	Broker Nonvotes
3.450,714	1,542,681	106,010	0

Votes cast for each of Proposal No. 1 and Proposal No. 2 represented more than a majority of the votes cast at the Special Meeting on such Proposal and, accordingly, each of Proposal No. 1 and Proposal No. 2 was approved at the Special Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNS WOODS BANCORP, INC.

Dated: April 23, 2025

	By:	/s/ Brian L. Knepp
Brian L. Knepp
President and Chief Financial Officer

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